PROXY STATEMENT PURSUANT TO SECTION 14(a)
             OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                PENNROCK FINANCIAL SERVICES CORP.
          (Name of Registrant as Specified in its Charter)


_________________________________________________________________
          (Name of Person(s) Filing Proxy Statement if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-
     6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

_________________________________________________________________

     2) Aggregate number of securities to which transaction applies:

_________________________________________________________________

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

_________________________________________________________________

     4)   Proposed maximum aggregate value of transaction:

_________________________________________________________________


     5)   Total fee paid:

_________________________________________________________________


     [ ]  Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:
          ________________________________________________

     2)   Form, Schedule or Registration Statement No.:
          ________________________________________________

     3)   Filing Party:
          ________________________________________________

     4)   Date Filed:
          ________________________________________________

             NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                    TO BE HELD APRIL 28, 1998


TO THE SHAREHOLDERS OF PENNROCK FINANCIAL SERVICES CORP.:

     NOTICE IS HEREBY GIVEN that, pursuant to the call of its directors, the regular Annual Meeting of the shareholders of PENNROCK FINANCIAL SERVICES CORP., will be held on Tuesday, April 28, 1998 at 10:00 a.m. at Yoder's Restaurant, 14 South Tower Road, New Holland, Pennsylvania for the purpose of considering and voting upon the following matters:

          1. ELECTION OF DIRECTORS. To elect the three nominees listed in the accompanying Proxy
               Statement.

          2. OTHER BUSINESS. To consider such other business as may properly be brought before the meeting and any adjournments thereof.

     Only those shareholders of record at the close of business on March 20, 1998, shall be entitled to notice of and to vote at the meeting.

     It is requested that you promptly execute the enclosed proxy and return it in the enclosed postpaid envelope. You are cordially invited to attend the meeting. Your proxy is revocable and may be withdrawn if you elect to attend the meeting and wish to vote in person.

     A copy of the Annual Report of PennRock Financial Services
Corp. is enclosed.

                              BY ORDER OF THE BOARD OF DIRECTORS


                              GLENN H. WEAVER
                              President
Enclosures
April 3, 1998

     IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE
MEETING.  PLEASE PROMPTLY DATE, SIGN AND RETURN YOUR PROXY IN THE
ENVELOPE WHICH ACCOMPANIES THIS PROXY STATEMENT.

                         PROXY STATEMENT

             = = = = = = = = = = = = = = = = = = = =
              Dated and to be Mailed April 3, 1998
             = = = = = = = = = = = = = = = = = = = =

                PENNROCK FINANCIAL SERVICES CORP.
                        1060 MAIN STREET
                          P.O. BOX 580
                 BLUE BALL, PENNSYLVANIA   17506
                         (717) 354-4541

   ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 28, 1998


                        TABLE OF CONTENTS
                                                             PAGE

GENERAL......................................................  1
     Introduction............................................  1
     Date, Time and Place of Meeting.........................  1
     Shareholders Entitled to Vote...........................  1
     Purpose of Meeting......................................  1
     Solicitation of Proxies.................................  1
     Revocability and Voting of Proxies......................  1
     Voting of Shares and Principal Holders Thereof..........  2
     Shareholder Proposals...................................  2
     Recommendations of the Board of Directors...............  3

INFORMATION CONCERNING ELECTION OF DIRECTORS.................  3
     General Information.....................................  3
     Information About Nomminees, Continuing Directors and
          Executive Offiers..................................  4
     Meetings and Committees of the Board of Directors.......  6
     Compensation of Directors...............................  6
     Executive Officers of PennRock Financial Services Corp..  7
     Executive Compensation and Related Matters..............  8
     Transactions with Directors and Executive Officers...... 15
     Compliance with Section 16(a) of the Exchange Act....... 16

RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS............. 16

ADDITIONAL INFORMATION....................................... 16

     OTHER MATTERS........................................... 16

                             GENERAL

Introduction

     On July 31, 1986, Blue Ball National Bank became a wholly-owned subsidiary of PennRock Financial Services Corp., a Pennsylvania business corporation organized for the purpose of becoming a bank holding company. As of that date, the shareholders of Blue Ball National Bank became shareholders of PennRock Financial Services Corp. The meeting to which this Proxy Statement relates will be the twelfth Annual Meeting of the shareholders of PennRock Financial Services Corp.

Date, Time and Place of Meeting

     The regular Annual Meeting of the shareholders of PennRock
Financial Services Corp. will be held on Tuesday, April 28, 1998, at 10:00 a.m. at Yoder's Restaurant, 14 South Tower Road, New
Holland, Pennsylvania.

Shareholders Entitled to Vote

     Shareholders of record at the close of business on March 20, 1998, shall be entitled to vote at the meeting.

Purpose of Meeting

     The shareholders will be asked to consider the following matters at the meeting: (i) to elect three directors, and
(ii) to consider and vote upon such other business as may be properly brought before the meeting and any adjournments thereof.

Solicitation of Proxies

     This Proxy Statement is furnished in connection with the solicitation of proxies, in the accompanying form, by the Board of Directors of PennRock Financial Services Corp. for use at the Annual Meeting of shareholders to be held at 10:00 a.m. on Tuesday, April 28, 1998, and any adjournments thereof.

     The expense of soliciting proxies will be borne by PennRock
Financial Services Corp. In addition to the use of the mails, directors, officers and employees of PennRock Financial Services
Corp. and Blue Ball National Bank may, without additional compensation, solicit proxies personally or by telephone.

Revocability and Voting of Proxies

     The execution and return of the enclosed proxy will not affect a shareholder's right to attend the meeting and to vote in person. Any proxy given pursuant to this solicitation may be revoked by delivering written notice of revocation to Glenn H. Weaver, President of PennRock Financial Services Corp., at any time before the proxy is voted at the meeting. Unless revoked, any proxy given pursuant to this solicitation will be voted at the meeting in accordance with the instructions thereon of the shareholder giving the proxy. In the absence of instructions, all proxies will be voted FOR the election of the three nominees identified in this Proxy Statement. Although the Board of Directors knows of no other business to be presented, in the event that any other matters are brought before the meeting, any proxy given pursuant to this solicitation will be voted in accordance with the recommendations of the management of PennRock Financial Services Corp.

     Shares held for the account of shareholders who participate in the Dividend Reinvestment Plan will be voted in accordance with the instructions of each shareholder as set forth in his proxy. If a shareholder who participates in the Dividend Reinvestment Plan does not return a proxy, the shares held for his account by the Plan Agent will not be voted.

Voting of Shares and Principal Holders Thereof

     At the close of business on February 13, 1998, PennRock Financial Services Corp. had outstanding 6,074,013 shares of $2.50 par value common stock. There is no other class of stock authorized or outstanding. As of such date, 107,724 shares of PennRock Financial Services Corp. common stock were held by the Trust Department of Blue Ball National Bank as sole fiduciary (representing approximately 1.77 percent of such shares outstanding) and will be voted FOR the election of the three nominees identified in this Proxy Statement.

     A majority of the outstanding common stock present in person or by proxy constitutes a quorum for the conduct of business. Each share is entitled to one vote on all matters submitted to a vote of the shareholders. A majority of the votes cast at a meeting at which a quorum is present is required in order to approve any matter submitted to a vote of the shareholders, unless a greater vote is required by law or under the Articles of Incorporation or Bylaws. In the case of the election of directors, the candidates receiving the highest number of votes cast, up to the number of directors to be elected, shall be elected to the Board of Directors. Abstentions and broker non-votes will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but will not be treated as votes cast.

     To the knowledge of PennRock Financial Services Corp., no person owned of record or beneficially on the record date more than five percent of the outstanding common stock of PennRock
Financial Services Corp.

Shareholder Proposals

     Shareholder proposals intended to be presented at the 1999 Annual Meeting must be received at the executive offices of PennRock Financial Services Corp. at 1060 Main Street, Blue Ball, Pennsylvania not later than December 8, 1998 in order to be included in the proxy statement and proxy form to be prepared by PennRock Financial Services Corp. in connection with that meeting.

Recommendations of the Board of Directors

     The Board of Directors recommends that the shareholders vote
FOR the election of the three nominees identified in this Proxy
Statement.

          INFORMATION CONCERNING ELECTION OF DIRECTORS

General Information

     The Bylaws of PennRock Financial Services Corp. provide that the Board of Directors shall consist of not less than two nor more than 25 persons and that the directors shall be classified with respect to the time they shall severally hold office by dividing them into three classes, each consisting as nearly as possible of one-third of the number of the whole Board of Directors. The Bylaws further provide that the directors of each class shall be elected for a term of three years.

     At each annual meeting the successors to the class of directors whose term shall expire that year shall be elected to hold office for a term of three years, so that the term of office of one class of directors shall expire in each year. The number of directors shall be determined by the Board of Directors. Any shareholder who owns not less than 100 shares of the stock of PennRock Financial Services Corp. is eligible to be elected to the Board of Directors.

     A majority of the Board of Directors may increase the number of directors between meetings of the shareholders. Any vacancy occurring in the Board of Directors, whether due to an increase in the number of directors, resignation, retirement, death or any other reason, may be filled by appointment by the remaining directors. Any director who is appointed to fill a vacancy shall hold office until his successor is duly elected by the shareholders at the next Annual Meeting or at a special meeting called for that purpose.

     The Board of Directors has fixed the number of directors at ten. Of these ten directors, there are three directors whose terms of office will expire at the 1998 Annual Meeting and seven continuing directors whose terms of office will expire at the 1999 or 2000 Annual Meeting. The Board of Directors proposes to nominate the following persons for election to the Board of Directors at the 1998 Annual Meeting for the term specified below:

                             Class B
                          For a Term of
                           Three Years

                          Elton Horning
                         Glenn H. Weaver
                       Irving E. Bressler

     In the event that any of the foregoing nominees is unable to accept nomination or election, any proxy given pursuant to this solicitation will be voted in favor of such other persons as the management of PennRock Financial Services Corp. may recommend. However, the Board of Directors has no reason to believe that any of its nominees will be unable to accept nomination or to serve as a director, if elected.

     Section 2.3 of Article II of the Bylaws of PennRock Financial Services Corp. requires that nominations, other than those made by or in behalf of the existing management of PennRock Financial Services Corp., must be made in writing and must be delivered or mailed to the Chairman of the Board of PennRock Financial Services Corp. not less than 14 days nor more than 50 days prior to the date of the Annual Meeting. The chairman of the meeting is required to determine whether nominations have been made in accordance with the requirements of the Bylaws and, if he determines that a nomination is defective, the nomination and any votes cast for the nominee shall be disregarded.

Information About Nominees, Continuing Directors and Executive
Officers

     Information concerning the three persons to be nominated for election to the Board of Directors of PennRock Financial Services Corp. at the 1998 Annual Meeting and concerning the seven continuing directors is set forth below. The following table also includes information concerning shares of PennRock Financial Services Corp. common stock owned beneficially by executive officers who are named in the Summary Compensation Table appearing elsewhere herein and by all directors and executive officers as a group.

                                     Shares of Pennrock
                                     Financial Services
                                     Corp. Common Stock
                                     Beneficially Owned
                          Director   as of February 13,    Percent    Principal Occupation for the Past
Name and Age              Since(1)       1998(2)(3)       of Class   5 Years and Other Directorships(4)
                            CLASS A (TERM EXPIRES IN 2000) - CONTINUING DIRECTORS

Norman Hahn (61)            1976           130,074          2.14%    Chairman of the Board and Chief
                                                                     Executive Officer, Conestoga Wood
                                                                     Specialties, Inc. (manufacturer of wood
                                                                     products)
Robert L. Spotts (67)       1985            16,559            *      Retired.  Formerly President, Martin
                                                                     Limestone, Inc. (quarry)
Dale M. Weaver (59)         1977           117,335          1.93%    President, New Holland Custom Woodwork,
                                                                     Ltd. (church furniture and millwork)
Melvin Pankuch (58)         1988             5,857            *      Executive Vice President and Chief
                                                                     Executive Officer, PennRock Financial
                                                                     Services Corp. and President and Chief
                                                                     Executive Officer, Blue Ball National
                                                                     Bank

                                  CLASS B (TERM EXPIRES IN 1998) - NOMINEES

Elton Horning (66)          1989            29,119            *      Auctioneer, Owner of Elton Horning Farm
                                                                     Agency and Partner of Horning Farm
                                                                     Agency (real estate agency)
Glenn H. Weaver (63)        1985           101,689          1.67%    President, PennRock Financial Services
                                                                     Corp.; Partner R & G Associates (real
                                                                     estate investment); formerly President,
                                                                     Weaver & Witwer, Inc. (plumbing,
                                                                     heating, air conditioning, electrical
                                                                     contractors)
Irving E. Bressler (47)     1997               500            *      President, Bressler Auto Specialties,
                                                                     d/b/a Autospa of Wyomissing Hills (car
                                                                     wash and auto detailing)

                            CLASS C (TERM EXPIRES IN 1999) - CONTINUING DIRECTORS

Aaron S. Kurtz (59)         1980             7,337            *      President, Ludwig Office Furniture,
                                                                     Inc. (office furniture)
Robert K. Weaver (49)       1975            15,259            *      Partner, Wentz, Weaver & Kling, LLP
                                                                     (law firm)
Lewis M. Good (39)          1991             3,569            *      Owner, Original Good's Potato Chips
                                                                     (food products)

                               NAMED EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

George B. Crisp                                370            *
Joseph C. Spada                              1,202            *
Michael H. Peuler                              779            *
All Directors and
  Executive Officers as
  a group (13 persons)                     429,649          7.07%

* Less than one percent of the total number of shares of common stock outstanding.

Footnotes

1 Includes service as a director of Blue Ball National Bank, predecessor to PennRock Financial Services Corp.

2 Beneficial ownership of shares of the common stock of PennRock Financial Services Corp. is determined in accordance with Securities and Exchange Commission Rule 13d-3(d)(1), which provides that a person shall be deemed to own any stock with respect to which he, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares:
     (i) voting power, which includes the power to vote or to direct the voting of the stock, or (ii) investment power, which includes the power to dispose or direct the disposition of the stock.

3 Each person named in this table has sole voting and investment power with respect to the shares listed above, except that voting and investment power with respect to a total of 64,974 shares is shared with spouses, children or other family members. The shares shown above include a total of 99,830 shares which are held by spouses, children or other family members or by trusts or estates with respect to which a director or executive officer serves as trustee or executor, beneficial ownership of which is in each case disclaimed. Also included in the shares shown above are a total of 500 shares which may be acquired pursuant to the exercise of stock options which are currently vested or which will vest within 60 days, which shares are treated as issued and outstanding for purposes of determining ownership percentage.

4 No nominee or continuing director is a director of any other company which has one or more classes of securities registered with the Securities and Exchange Commission pursuant to Section 12 or which is required to file periodic reports with the Securities and Exchange Commission pursuant to Section 15(d) of the Securities Exchange Act of 1934.

Meetings and Committees of the Board of Directors

     The Board of Directors of PennRock Financial Services Corp.
does not have a standing Audit Committee, Nominating Committee, or Compensation Committee.

     Blue Ball National Bank has a standing Audit Committee. Since Blue Ball National Bank is presently the only subsidiary of PennRock Financial Services Corp., the Audit Committee of Blue Ball National Bank has been acting on behalf of PennRock Financial Services Corp. and will continue to do so until PennRock Financial Services Corp. committees are appointed.

     Members of the Audit Committee of Blue Ball National Bank during 1997 were Robert L. Spotts, Chairman, and Lewis M. Good, Norman Hahn, and Elton Horning. The principal duties of the Audit Committee are to obtain and review such internal and external financial information as may be necessary in order to assure that the audit coverage is appropriate and that satisfactory internal reporting procedures are maintained. The Audit Committee met four times during 1997.

     The Board of Directors met 26 times during 1997. All directors attended 75% or more of the aggregate number of meetings of the Board of Directors and of the various committees of the Board of Directors on which they served.

Compensation of Directors

     The directors of PennRock Financial Services Corp. do not receive any additional compensation for their services as such, beyond the compensation paid to them as directors of Blue Ball National Bank. Each member of the Board of Directors of Blue Ball National Bank, other than the Chairman of the Board, is paid an annual fee of $1,700 for his services as a director, a fee of $310 for each regular meeting of the Board of Directors which he attends, and $130 for each meeting of a committee of the Board of Directors which he attends. In addition to the regular directors' compensation, the Secretary of the Board of Directors also receives an additional fee of $4,900. The Chairman of the Board of Directors receives an annual fee of $12,000 and a fee of $130 for each committee meeting of the Board of Directors which he attends. No directors' fees are paid to any director who is also a full-time salaried officer of Blue Ball National Bank or PennRock Financial Services Corp.

Executive Officers of PennRock Financial Services Corp.

     The following persons are the executive officers of PennRock
Financial Services Corp.:

Name                Age   Office Held and Term of Office

Norman Hahn          61   Chairman of the Board of PennRock
                          Financial Services Corp. since 1991;
                          Chairman of Blue Ball National Bank
                          since 1990.

Glenn H. Weaver      63   President of PennRock Financial
                          Services Corp. since 1989.

Robert K. Weaver     49   Secretary of the Board of PennRock
                          Financial Services Corp. since 1986;
                          Secretary of Blue Ball National Bank
                          since 1977.

Melvin Pankuch       58   Executive Vice President and Chief
                          Executive Officer of PennRock Financial
                          Services Corp. since 1989; President
                          and Chief Executive Officer of Blue
                          Ball National Bank since 1988.

George B. Crisp      50   Vice President and Treasurer of
                          PennRock Financial Services Corp. since
                          1989; Senior Vice President Operations
                          of Blue Ball National Bank since 1993,
                          formerly Vice President and Chief
                          Financial Officer of Blue Ball National
                          Bank.

Joseph C. Spada      47   Senior Vice President Banking
                          Sales/Service of Blue Ball National
                          Bank since 1993.

Michael H. Peuler    47   Senior Vice President Trust Sales/
                          Service of Blue Ball National Bank
                          since 1995.

Executive Compensation and Related Matters

         Summary of Cash and Certain Other Compensation

     The following table provides certain summary information concerning compensation paid or accrued by PennRock Financial Services Corp. and Blue Ball National Bank to the chief executive officer of PennRock Financial Services Corp. and to each of the other most highly compensated executive officers of PennRock Financial Services Corp. whose combined salary and bonus compensation exceeded $100,000 for the year ended December 31, 1997.

                   SUMMARY COMPENSATION TABLE

                                                                   Long Term Compensation
                            Annual Compensation                      Awards            Payouts
       (a)            (b)       (c)       (d)       (e)         (f)          (g)         (h)         (i)
                                                   Other                 Securities
     Name and                                      Annual   Restricted   Underlying               All Other
    Principal                                     Compen-      Stock      Options/       LTIP      Compen-
     Position        Year     Salary     Bonus     sation     Awards       SARs(1)     Payouts    sation(2)
                                ($)       ($)       ($)         ($)          (#)         ($)         ($)
Melvin Pankuch,      1997    $245,000   $14,210     None       None         2,000       None       $18,933
  Executive Vice
  President and      1996     225,000    11,588     None       None         1,000       None        15,745
  Chief Executive
  Officer            1995     210,000     9,713     None       None         1,000       None        13,725

George B. Crisp,     1997     116,943     6,783    5,000       None         1,000       None        15,191
  Vice President
  and Treasurer      1996     112,445     6,893     None       None          None       None        12,509

                     1995     110,240     5,099     None       None          None       None        10,911

Joseph C. Spada,     1997     118,089     6,850     None       None         1,000       None        14,743
  Senior Vice
  President, Blue    1996     113,547     5,848     None       None          None       None        12,506
  Ball National
  Bank               1995     110,240     5,099     None       None          None       None        10,911

Michael H. Peuler,   1997     109,200     6,334     None       None         1,000       None        13,624
  Senior Vice
  President, Blue    1996     104,000     5,356     None       None          None       None        11,447
  Ball National
  Bank               1995     100,000     4,625     None       None          None       None         9,181

                            Footnotes

     1.   Adjusted to reflect stock splits since date of grant.

     2. Consists of contributions to the Profit Sharing Plan maintained by Blue Ball National Bank.

                  Stock Options Granted in 1997

     The following table sets forth certain information relating to stock options granted during 1997 to the executive officers named in the Summary Compensation Table appearing above. No stock appreciation rights ("SAR's") were granted in 1997.

                    OPTION/SAR GRANTS IN 1997

                                           Individual Grants

                        Number of                                                            Potential Realizable
                          Shares           Percent of Total                                    Value at Assumed
                        Underlying           Options/SARs                                       Annual Rates of
                       Options/SARs      Granted to Employees    Exercise or                      Stock Price
                    Granted in 1996(1)      in Fiscal Year      Base Price(2)   Expiration     Appreciation for
Name                        (#)                  (%)              ($/Share)        Date         Option Term(3)
                                                                                                 5%        10%
                                                                                                ($)        ($)
Melvin Pankuch             2,000                 35%               $16.69         3-10-07     $20,993    $50,199
George B. Crisp            1,000                 17%                16.63         3-24-07      10,459     26,504
Joseph C. Spada            1,000                 17%                16.63         3-24-07      10,459     26,504
Michael H. Peuler          1,000                 17%                16.63         3-24-07      10,459     26,504

                              NOTES

1 Represents the grant of an incentive stock option on March 11, 1997 in the case of Mr. Pankuch and on March 25, 1997 in the case of each of Messrs. Crisp, Spada and Peuler pursuant to the terms of the Omnibus Stock Plan. Each option vests and becomes exercisable one-half after the expiration of three years from the date of grant and the balance after the expiration of five years from the date of grant. Each option expires, to the extent not previously exercised, upon termination of employment for reasons other than retirement, disability or death.

2 Exercise price in each case is equal to 100% of fair market value on the date of grant.

3 The dollar amounts set forth in these columns are based upon assumed annual appreciation rates of 5% and 10% as required under applicable Securities and Exchange Commission regulations and are not intended to indicate the possible future price appreciation, if any, of PennRock Financial Services Corp. common stock. No gain will be realized by the option holder in the absence of an increase in the market price of PennRock Financial Services Corp. common stock, which will benefit all shareholders.

         Stock Option Exercises and 1997 Year-End Values

     The following table sets forth with respect to the executive officers named in the Summary Compensation Table appearing above certain information relating to the exercise of stock options during 1997 and relating to the number and value of unexercised stock options and SAR's held as of December 31, 1997. No SAR's were either granted or exercised in 1997 and none were outstanding on December 31, 1997.

            1997 OPTION EXERCISE AND YEAR-END VALUES

                                  Value Realized
                                   Market Value                                      Value of Unexercised
                       Shares      at Exercise,             Number of                    In-The-Money
                      Acquired     Less Exercise     Unexercised Options/SARs          Options/Sars at
Name                on Exercise       Price)            at Fiscal Year-End         Fiscal Year-End 12-31-97
                        (#)             ($)                    (#)                           ($)
                                                   Exercisable   Unexercisable   Exercisable   Unexercisable
Melvin Pankuch          None            N/A             750          5,875          $1,890        $16,571
George B. Crisp         None            N/A            None          1,000            N/A           2,810
Joseph C. Spada         None            N/A            None          1,000            N/A           2,810
Michael H. Peuler       None            N/A            None          1,000            N/A           2,810

   Compensation Committee Interlocks and Insider Participation

     The Board of Directors of PennRock Financial Services Corp. has no standing Compensation Committee. Instead, decisions relating to the compensation of executive officers of PennRock Financial Services Corp. are generally made by the Board of Directors as a whole, except that Melvin Pankuch, who is a member of the Board of Directors and Executive Vice President and Chief Executive Officer, does not participate in deliberations relating to his compensation. Mr. Pankuch is the only director who is also an employee; Glenn H. Weaver, a former employee, is not now an employee, but serves as President of PennRock Financial Services Corp. Robert K. Weaver is a member of the law firm of Wentz, Weaver & Kling, LLP, which has for many years served as general counsel to PennRock Financial Services Corp. and Blue Ball National Bank and is expected to continue to do so in the future.

     There were no compensation committee "interlocks" during 1997, which in general terms means that no executive officer or director of PennRock Financial Services Corp. served as a director or member of the Compensation Committee of another entity, one of whose executive officers served as a director of PennRock Financial Services Corp.

     The following report is submitted by the Board of Directors
(exclusive of Mr. Pankuch) and addresses the compensation policies of PennRock Financial Services Corp. for 1997 as applicable to executive officers generally and to Mr. Pankuch, the chief executive officer.

             Board Report on Executive Compensation

     The Board of Directors is responsible for establishing an appropriate compensation policy applicable to the executive officers of PennRock Financial Services Corp. and for overseeing the administration of that policy. The overall objective of the Board's policy is to provide competitive levels of compensation that integrate pay with annual and long term performance goals, reward above average performance, recognize individual initiative and achievements and assist PennRock Financial Services Corp. in attracting, motivating and retaining capable senior executive officers. The Board's policy provides for competitive base salary compensation which reflects individual performance and for annual performance incentive compensation opportunities earned through the achievement of financial performance and other goals established by the Board and management. In addition, the Board intends in the future to place greater emphasis upon longer term stock-based incentive opportunities through the implementation of the Omnibus Stock Plan, which was approved by the shareholders at the 1992 Annual Meeting. The Board is of the view that stock ownership by senior executive officers and stock-based incentive compensation arrangements are beneficial in aligning the interests of management and shareholders in the overall enhancement of profitability and shareholder value. The Board believes for this reason that it may in the future rely more heavily upon stock-based incentive compensation arrangements in designing the compensation packages of the executive officers of PennRock Financial Services Corp.

     In designing and administering the individual elements of its executive compensation policy, the Board of Directors strives to balance short term and long term incentive objectives and to employ prudent judgement in establishing performance criteria, evaluating performance and in determining the amount of overall compensation. What follows is a discussion of each of the elements of the Board's compensation policy, together with a summary of decisions made by the Board in 1997 with respect to the compensation of Mr. Pankuch.

     The Omnibus Budget Reconciliation Act of 1993 (the "Act") imposes certain limitations on the deductibility for federal income tax purposes of annual compensation in excess of $1 Million payable to certain officers of PennRock Financial Services Corp. Because the Board of Directors does not anticipate that the annual compensation of any officer will exceed $1 Million, it does not intend to modify the compensation policy of PennRock Financial Services Corp. in response to the provisions of the Act.

                           Base Salary

     The base salary component of an executive officer's compensation is determined annually by the Board of Directors by reference to salary surveys and other data and is adjusted as necessary to be competitive with average salaries paid to executive officers at other banks and bank holding companies of equivalent size and characteristics. The actual salary paid to an executive officer is determined through an annual performance appraisal, which evaluates performance by reference to the following factors: supervisory and management performance, marketing and sales plan performance, internal cooperation, reporting and communication, customer and public relations, strategic and business plan development and achievement, and profit planning and budgeting. The Board also considers the financial goals that were set at the beginning of the year by the Board and management and relates them to year-end results. Some of these goals are growth in assets, growth in deposits, percentage increase in net income for the year, growth in loans, return on equity and return on assets.

                     Bonus Compensation Plan

     The Bonus Compensation Plan is an annual incentive program for all employees, including executive officers and other key management employees. The purpose of the Plan is to provide a direct financial incentive in the form of an annual bonus which is related to return on equity. Bonuses under the Bonus Compensation Plan are paid partly in cash and partly in the form of a contribution to an employee's account under the Blue Ball National Bank Profit Sharing Plan.

              Executive Incentive Compensation Plan

     The Executive Incentive Compensation Plan is a compensation plan under which key officers (vice presidents and above) of PennRock Financial Services Corp. and Blue Ball National Bank are eligible to receive bonuses equal to a percentage of salary. The Plan was adopted by the Board of Directors in 1994. The amount of bonus, if any, awarded under the Plan is determined on the basis of an objective two-part formula. The first part of the formula is based upon return on equity relative to peer group bank holding company performance. (The peer group used for this purpose consists of the approximately 209 bank holding companies comprising Peer Group No. 4 as published by the Federal Reserve Board in its annual Bank Holding Company Performance Report.)
The second part of the formula is based upon year-to-year comparative growth in PennRock Financial Services Corp. net income. A bonus earned under the Plan in respect of current year performance is paid in the spring of the following year. Bonuses are payable 70% in cash and 30% in shares of PennRock Financial Services Corp. common stock valued at fair market value.

                       Omnibus Stock Plan

     The Omnibus Stock Plan, which was approved by the shareholders at the 1992 Annual Meeting, is a long-term incentive plan for senior executives of PennRock Financial Services Corp. The objectives sought to be achieved by the grant of awards under the Omnibus Stock Plan are to align executive and shareholder long-term interests by creating a strong and direct link between overall executive compensation and shareholder return and to enable senior officers to develop and maintain a significant, long-term stock ownership position in PennRock Financial Services Corp. common stock. Awards may be granted under the Omnibus Stock Plan in the form of non-qualified stock options, incentive stock options, stock appreciation rights, performance shares, performance units and restricted stock. In March of 1997, Messrs. Pankuch, Crisp, Spada and Peuler were each granted incentive stock options to purchase shares of PennRock Financial Services Corp. common stock as described in the Option/SAR Grants in 1997 Table appearing above.

             Compensation of Chief Executive Officer

     Mr. Pankuch's compensation is determined in accordance with the compensation policy of the Board of Directors described above and he is eligible to participate in the compensation plans described above. The general approach adopted by the Board of Directors in determining Mr. Pankuch's annual compensation is to seek to be competitive with other bank holding companies of equivalent size and characteristics, but to have a significant percentage of his total compensation based upon the achievement of short-term and long-term performance goals. This approach provides a strong incentive to achieve or surpass the goals established by the Board of Directors, while simultaneously providing an element of stability in Mr. Pankuch's compensation.

     Mr. Pankuch's base salary during 1996 was $225,000 and was set by the Board of Directors at $245,000 for 1997 (an increase of approximately 9%), based upon the factors discussed above and upon an evaluation conducted by the Board of Directors.

     Mr. Pankuch received a bonus of $33,143 under the Bonus Compensation Plan in 1997, which is reflected in the Summary Compensation Table set forth above. The amount of this bonus was determined by the Board of Directors in accordance with the terms of the Bonus Compensation Plan. Specifically, $14,210 was paid in cash and $18,933 was contributed to Mr. Pankuch's account in the Blue Ball National Bank Profit Sharing Plan. No bonus is payable to Mr. Pankuch in 1998 in respect of 1997 performance under the Executive Incentive Compensation Plan because PennRock Financial Services Corp. did not achieve its targeted rate of return on equity in 1997.

     The foregoing report is furnished by Norman Hahn, Chairman of the Board and by Messrs. Irving E. Bressler, Elton Horning,
Lewis M. Good, Aaron S. Kurtz, Robert L. Spotts, Dale M. Weaver,
Glenn H. Weaver and Robert K. Weaver.

                     Stock Performance Graph

     The Securities and Exchange Commission requires that a publicly held company include in its proxy statement a graph comparing five year cumulative total shareholder returns (assuming the reinvestment of dividends) with a broad market index and with a published industry or line-of-business index or an index of peer group companies. The graph appearing below illustrates the five year cumulative return to a shareholder of PennRock Financial Services Corp. as compared to the S&P 500 Index and to a peer group of ten other comparable banks and bank holding companies, in each case weighted by market capitalization and assuming an initial investment of $100.00 on December 31, 1992 and the reinvestment of all dividends over the periods indicated.

          COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN
            AMONG PENNROCK FINANCIAL SERVICES CORP.,
              S & P 500 INDEX, AND PEER GROUP INDEX

             December 31   December 31   December 31   December 31   December 31   December 31
                 1992          1993          1994          1995          1996          1997
PennRock       $100.00       $146.97       $216.92       $154.86       $153.88       $193.08
S&P 500        $100.00       $110.02       $111.51       $153.26       $188.36       $251.12
Peer Group     $100.00       $142.51       $160.40       $182.91       $206.81       $298.87

                    PEER GROUP SPECIFICATIONS

1.  Total assets of $260 to $810 million.
2.  Market capitalization of at least $60 million.
3.  Headquartered in Pennsylvania.

Institution                                          Headquarters

ACNB Corporation                                     Gettysburg
CNB Financial Corporation                            Clearfield
Citizens & Northern Corporation                      Wellsboro
Drovers Bancshares                                   York
First West Chester Corporation                       West Chester
Franklin Financial Services Corporation              Chambersburg
Hanover Bancorp, Inc.                                Hanover
Penn Security Bank and Trust Company                 Scranton
PennRock Financial Services Corp.                    Blue Ball
Penns Woods Bancorp, Inc.                            Jersey Shore
Sterling Financial Corporation                       Lancaster

Transactions with Directors and Executive Officers

     Some of the directors and executive officers of PennRock Financial Services Corp. and Blue Ball National Bank and the companies with which they are associated were customers of and had banking transactions with Blue Ball National Bank in the ordinary course of the Bank's business during 1997.

     All loans and commitments to loan made to such persons and to the companies with which they are associated were made on substantially the same terms, including interest rates, collateral and repayment terms, as those prevailing at the time for comparable transactions with other persons and did not involve more than a normal risk of collectibility or present other unfavorable features. It is anticipated that the Bank will enter into similar transactions in the future.

     As a matter of policy and as an employee benefit, Blue Ball National Bank makes available home mortgage loans and other loans on a nondiscriminatory basis to all employees at interest rates below those prevailing for comparable transactions with other persons. The amount of these loans is not considered material and it is anticipated that the Bank will continue its present policy. Loans at preferential rates are not, however, extended to any executive officer or director of PennRock Financial Services Corp. or Blue Ball National Bank.

     Robert K. Weaver, Secretary of PennRock Financial Services Corp., is a member of the law firm of Wentz, Weaver & Kling, LLP, New Holland, Pennsylvania. Wentz, Weaver & Kling, LLP has for many years served as general counsel to PennRock Financial Services Corp. and Blue Ball National Bank and is expected to continue to do so in the future.

Compliance with Section 16(a) of the Exchange Act

     Section 16(a) of the Securities Exchange Act of 1934 requires that the directors and certain officers of PennRock Financial Services Corp. file with the Securities and Exchange Commission reports of ownership and changes in ownership with respect to shares of PennRock Financial Services Corp. common stock beneficially owned by them. Based solely upon its review of copies of such reports furnished to it and written representations made by its directors and those officers who are subject to such reporting requirements, PennRock Financial Services Corp. believes that during the calendar year ended December 31, 1997, all filing requirements applicable to its directors and officers were complied with.

        RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

     For the year ended December 31, 1997, PennRock Financial Services Corp. engaged Simon Lever and Co., independent certified public accountants, to certify its financial statements and those of Blue Ball National Bank. It is anticipated that Simon Lever and Co. will be similarly engaged in 1998. Representatives of Simon Lever and Co. are expected to be present at the shareholder meeting with the opportunity to make a statement if they desire to do so and to be available to respond to appropriate questions.

                     ADDITIONAL INFORMATION

     A copy of the Annual Report of PennRock Financial Services Corp. for the year ended December 31, 1997 on Form 10-K as filed with the Securities and Exchange Commission is available without charge to shareholders, depositors and other interested persons upon request from Glenn H. Weaver, President, PennRock Financial Services Corp., 1060 Main Street, P.O. Box 580, Blue Ball, Pennsylvania 17506.

                          OTHER MATTERS

     The Board of Directors of PennRock Financial Services Corp. knows of no other matters other than those discussed in this Proxy Statement which will be presented at the 1998 Annual Meeting. However, if any other matters are properly brought before the meeting, any proxy given pursuant to this solicitation will be voted in accordance with the recommendations of the management of PennRock Financial Services Corp.

                              BY ORDER OF THE BOARD OF DIRECTORS


                              GLENN H. WEAVER
                              President
Blue Ball, Pennsylvania
April 3, 1998

                            APPENDIX

                PENNROCK FINANCIAL SERVICES CORP.
    ANNUAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 28, 1998
   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Susan E. Ewell, Raymond Newswanger and Edgar H. Martin, or any one of them, as proxies, with full power of substitution, to vote as directed below all of the shares of PennRock Financial Services Corp. common stock held of record on March 20, 1998, by the undersigned and by the Plan Agent for the account of the undersigned under the Dividend Reinvestment Plan, at the Annual Meeting of Shareholders to be held on Tuesday, April 28, 1998, at 10:00 a.m. and at any adjournment thereof, with all of the powers the undersigned would possess if personally present.

1.  ELECTION OF THREE DIRECTORS FOR A TERM OF THREE YEARS


[ ] FOR all nominees listed    [ ] WITHHOLD AUTHORITY to vote for
    below (except as marked        all nominees listed below
    to the contrary below)

    Elton Horning      Glenn H. Weaver      Irving E. Bressler

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name)

     It is important that your shares be represented at the meeting. Please sign, date and return this proxy as promptly as possible, whether or not you plan to attend the meeting. This proxy is revocable at any time before it is exercised and may be withdrawn if you elect to attend the meeting and wish to vote in person.


                 (To be signed on reverse side)

THIS PROXY WILL BE VOTED AS DIRECTED.  IF NO DIRECTION IS GIVEN,
THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED HEREIN.

     This proxy also confers authority as to any other business which may be brought before the meeting or any adjournment thereof. The Board of Directors at present knows of no other business to be brought before the meeting, but if any other business is presented at the meeting, the shares represented by this proxy will be voted in accordance with the recommendations of the management of PennRock Financial Services Corp.

     The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement dated April 3,
1998 and hereby revokes all proxies heretofore given.


                              Dated:_______________________, 1998


                              ___________________________________
                                           Signature

                              ___________________________________
                                           Signature

                              IMPORTANT: Please sign exactly as
                              your name or names appear hereon.
                              Joint owners should each sign.  If
                              you sign as agent or in any other
                              representative capacity, please
                              state the capacity in which you
                              sign.